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                                                                    EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-0XLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of MRO Software, Inc., (the "Company") for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned President & Chief Executive Officer, and Executive Vice President of Finance & Administration, CFO & Treasurer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Norman E. Drapeau, Jr.                     /s/   Peter J. Rice
-----------------------------------            ---------------------------------
Norman E. Drapeau, Jr.                         Peter J. Rice
President & Chief Executive Officer            Executive Vice President, Finance
Date: May 14, 2004                             & Administration, CFO & Treasurer
                                               Date: May 14, 2004